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                                                                   EXHIBIT 99.4


                                  AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT, dated as of December 31, 1998 (this "Amendment"), is entered into by and among Eclipsys Corporation, a Delaware corporation (the "Company"), Partners HealthCare Systems, Inc., a Massachusetts not-for-profit corporation ("Partners"), General Atlantic Partners 38, L.P., a Delaware limited partnership ("GAP 38"), General Atlantic Partners 28, L.P., a Delaware limited partnership ("GAP 28"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), General Atlantic Partners 47, L.P., a Delaware limited partnership ("GAP 47"), Harvey J. Wilson ("Wilson"), Wilfam Ltd., a Florida limited partnership ("Wilfam"), ALLTEL Information Services, Inc., an Arkansas corporation ("Alltel"), First Union Corporation, a North Carolina corporation ("FUCP"), BT Investment Partners, Inc., a Delaware corporation ("BT"), Brean Murray & Co.,Inc., a Delaware corporation, A. Brean Murray (Brean Murray & Co., Inc. and A. Brean Murray are collectively referred to herein as "Brean Murray"), Gerald Manolovici ("Manolovici"), St. Paul Venture Capital IV, L.L.C., a Delaware limited liability company ("St. Paul"), Peter Karmanos, Jr. ("Karmanos"), the Kaufman Stockholders (as defined in the Agreeement (as defined below)), Motorola, Inc., a Delaware Corporation ("Motorola"), and Warburg Pincus Ventures, L.P., a Delaware limited partnership ("Warburg").

         WHEREAS, the parties hereto (or their predecessors in interest) other than Warburg are parties to a Second Amended and Restated Registration Rights Agreement dated as of January, 1998 (the "Agreement"); and

         WHEREAS, as contemplated by Section 6.17 of that certain Agreement and Plan of Merger dated October 29, 1998 among the Company, Exercise Acquisition Corp. and Transition Systems, Inc. (the "Merger Agreement"), the parties to the Agreement desire to amend the Agreement, effective upon the closing of the merger contemplated by the Merger Agreement (the "Merger"), to add Warburg as a party thereto with the rights provided herein; and

         WHEREAS, the Agreement can be amended by the Company and the existing "Designated Holders" holding at least eighty-five percent (85%) of the existing "Registrable Securities" owned by all of such Designated Holders;

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


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         1.       Effective upon the closing of the Merger, the Agreement shall be amended as follows:

                  a. The definition of "Designated Holder" in Section 1 of the Agreement shall be deleted and the following definition shall be substituted in lieu thereof:

         "'Designated Holder' means each of the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders, the Kaufman Stockholders, the Motorola Stockholders and the Warburg Stockholders and any transferee of any of them to which Registrable Securities have been transferred in accordance with the provisions of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or regulation S under the Securities Act."

                  b. The following two definitions shall be added to Section 1:

         "'Warburg' means Warburg Pincus Ventures, L.P., a Delaware limited partnership.

         'Warburg Stockholders' means Warburg and any Affiliate thereof to which Registrable Securities are transferred."

                  c. Section 3(a) of the Agreement shall be deleted and the following shall be substituted in lieu thereof:

                  "(a) Request for Demand Registration. At any time after six months following the IPO Effectiveness Date, the Wilson Stockholders, the General Atlantic Stockholders, the Partners Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Motorola Stockholders or the Warburg Stockholders may make a written request to the Company to register (each of such Wilson Stockholders, General Atlantic Stockholders, Partners Stockholders, Alltel Stockholders, FUCP Stockholders, BT Stockholders, Motorola Stockholders or Warburg Stockholders making such request being referred to hereinafter as the 'Initiating Holder'), under the Securities Act and under the securities or 'blue sky' laws of any jurisdiction reasonably designated by such holder or holders, the number of Registrable Securities, the offer and sale of which shall result in net proceeds (after expenses and underwriting commissions and discounts) to such Initiating Holder of at least $5,000,000 (a 'Demand Registration'), and the Company shall use its reasonable efforts to cause such Demand Registration to become and remain effective not


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         later than three (3) months after it receives a request for a Demand
         Registration; provided, however, that the Company shall not be required to effect more than one Demand Registration at the request of the Wilson Stockholders, two Demand Registrations at the request of the General Atlantic Stockholders, one Demand Registration at the request of the Partners Stockholders, one Demand Registration at the request of the Alltel Stockholders, one Demand Registration at the request of the FUCP Stockholders, one Demand Registration at the request of the BT Stockholders, two Demand Registrations at the request of the Motorola Stockholders and one Demand Registration at the request of the Warburg Stockholders, and provided further that, if (x) the Initiating Holder is a Motorola Stockholder, (y) the Motorola Stockholders' Registrable Securities may not then be sold pursuant to Rule 144 under the Securities Act (whether or not subject to the volume limitations thereof), and (z) the Motorola Stockholders request the registration of all of their Registrable Securities, then the Company shall be required to effect a Demand Registration at the request of the Motorola Stockholders even if the offer and sale of all of the Motorola Stockholders' Registrable Securities shall result in end proceeds to the Motorola Stockholders of less than $5,000,000. For purposes of the preceding sentence, two or more registration statements filed in response to one demand shall be counted as one registration statement. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within three months of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any Demand Registration within three months after the effective date of any other Registration Statement of the Company. Notwithstanding the foregoing, a Demand Registration may not be initiated by:

                           (i) (x) the Partners Stockholders within 12 months of the effective date of any Registration Statement of the Company in which: (1) the Partners Stockholders were offered an opportunity to register Registrable Securities pursuant to Section 3(b) or Section 4 and (2) none of the Registrable Securities requested by the Partners Stockholders for inclusion in such Registration Statement were excluded pursuant to the last sentence of Section 3(e) or Section 4(a), or (y) the Motorola Stockholders within 12 months of the effective date of any Registration Statement of the Company in which: (1) the



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         Motorola Stockholders were offered an opportunity to register
         Registrable Securities pursuant to Section 3(b) or Section 4 and were eligible to participate in such registration; and (2) none of the Registrable Securities requested by the Motorola Stockholders for inclusion in such Registration Statement were excluded pursuant to the last sentence of Section 3(e) or Section 4(a); or

                           (ii) any of the Wilson Stockholders, the General Atlantic Stockholders, the FUCP Stockholders, the BT Stockholders or the Warburg Stockholders within 12 months of the effective date of any Registration Statement of the Company (x) filed in response to a request for a Demand Registration pursuant to this Section 3(a), and
         (y) in which the Designated Holders were offered an opportunity to register Registrable Securities in such Demand Registration pursuant to
         Section 3(b); or

                           (iii) the Motorola Stockholders before the second anniversary of this Agreement; or

                           (iv)    the Warburg Stockholders prior to January 1,
         2000.

         Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered."

                  d. Section 10(e)(xiv) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                          "(xiv)   if to Warburg:

                                   Warburg Pincus Ventures, L.P.
                                   466 Lexington Avenue
                                   New York, New York  10017
                                   Attention:  Patrick T. Hackett

                                   with a copy to:

                                   Willkie Farr & Gallagher
                                   787 Seventh Avenue
                                   New York, New York  10019
                                   Attention:  Steven J. Gartner


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                     (xv)     if to any other Designated Holder, at its address
                              as it appears on the record books of the Company."

         2. Except as expressly amended herein, the Agreement is hereby confirmed to remain in full force and effect.

         3. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

         4. The recitals set forth above are hereby incorporated herein and made a part hereof for all purposes.

         5. This Amendment may be executed in multiple counterpart signatures.

         6. This Amendment shall become effective upon its execution by Warburg, the Company, and existing Designated Holders holding at least eighty-five percent (85%) of the existing Registrable Securities owned by all of the existing Designated Holders; provided, however, that this Amendment shall not become effective in any event until the closing of the Merger.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

                                    ECLIPSYS CORPORATION

                                    By:   /s/ HARVEY J. WILSON
                                          ----------------------------------
                                          Harvey J. Wilson
                                          President

                                    PARTNERS HEALTHCARE SYSTEMS, INC.

                                    By:   /s/ JAY B. PIEPER
                                          ----------------------------------
                                          Name:  Jay B. Pieper
                                          Title: Vice President


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                                    GENERAL ATLANTIC PARTNERS, 38, L.P.

                                    By:      GENERAL ATLANTIC PARTNERS,
                                             LLC, its general partner

                                    By:      /s/ THOMAS J. MURPHY
                                             -----------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney in Fact

                                    GENERAL ATLANTIC PARTNERS, 28, L.P.

                                    By:      GENERAL ATLANTIC PARTNERS,
                                             LLC, its general partner

                                    By:      /s/ THOMAS J. MURPHY
                                             -----------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney in Fact

                                    GENERAL ATLANTIC PARTNERS, 47, L.P.

                                    By:      GENERAL ATLANTIC PARTNERS,
                                             LLC, its general partner

                                    By:      /s/ THOMAS J. MURPHY
                                             -----------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney in Fact

                                    GAP COINVESTMENT PARTNERS, L.P.

                                    By:      /s/ THOMAS J. MURPHY
                                             -----------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney in Fact


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                                    WILFAM, LTD.

                                    By:      /s/ HARVEY J. WILSON
                                             -----------------------------------
                                             Name:  Harvey J. Wilson
                                             Title: Managing General Partner

                                     /s/ HARVEY J. WILSON
                                    --------------------------------------------
                                    HARVEY J. WILSON

                                    ALLTEL INFORMATION SERVICES, INC.

                                    By:      /s/ JEFFREY H. FOX
                                             -----------------------------------
                                             Name:  Jeffrey H. Fox
                                             Title: President

                                    FIRST UNION CORPORATION

                                    By:      /s/ Frederick W. Eubank, II
                                             -----------------------------------
                                             Name:  Frederick W. Eubank, II
                                             Title: Senior Vice President

                                    BT INVESTMENT PARTNERS, INC.

                                    By:      /s/ Christopher Fuller
                                             -----------------------------------
                                             Name:  Christopher Fuller
                                             Title: Principal


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                                    BREAN MURRAY & Co., Inc.

                                    By:      /s/ A. BREAN MURRAY
                                             -----------------------------------
                                             Name:  A. Brean Murray
                                             Title: President and Chief
                                                    Executive Officer

                                    /s/ A. BREAN MURRAY
                                    --------------------------------------------
                                    A. BREAN MURRAY

                                    /s/ GERALD MANOLOVICI
                                    --------------------------------------------
                                    GERALD MANOLOVICI


                                    ST. PAUL VENTURE CAPITAL IV, L.L.C.


                                    By:      /s/ EVERETT V. COX
                                             -----------------------------------
                                             Name:  Everett V. Cox
                                             Title: General Partner

                                    /s/ PETER KARMANOS, JR.
                                    --------------------------------------------
                                    PETER KARMANOS, JR.

                                    /s/ MICHAEL B. KAUFMAN
                                    --------------------------------------------
                                    MICHAEL B. KAUFMAN



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                                    /s/ CLAUDIA KAUFMAN
                                    ------------------------------------------
                                    CLAUDIA KAUFMAN

                                    MICHAEL B. KAUFMAN AND MICHAEL
                                    M. DAVIS, TRUSTEES OF THE MICHAEL B.
                                    KAUFMAN FAMILY TRUST U/T/A DATED
                                    9/3/93

                                    By:      /s/ MICHAEL B. KAUFMAN
                                             ---------------------------------
                                             Name:  Michael B. Kaufman
                                             Title: Trustee

                                    MICHAEL B. KAUFMAN, TRUSTEE OF THE
                                    AMY R. KAUFMAN 1990 TRUST U/T/A
                                    DECEMBER 28, 1990

                                    By:      /s/ MICHAEL B. KAUFMAN
                                             ---------------------------------
                                             Name:  Michael B. Kaufman
                                             Title: Trustee

                                    MICHAEL B. KAUFMAN, TRUSTEE OF THE
                                    KIM E. KAUFMAN 1990 TRUST U/T/A
                                    DECEMBER 28, 1990

                                    By:      /s/ MICHAEL B. KAUFMAN
                                             ---------------------------------
                                             Name:  Michael B. Kaufman
                                             Title: Trustee


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                                    MOTOROLA, INC.

                                    By:      /s/ R. D. SEVERNS
                                             ---------------------------------
                                             Name:
                                             Title:

                                    WARBURG PINCUS VENTURES, L.P.


                                    By:    WARBURG, PINCUS & CO., its
                                           General Partner

                                    By:      /s/ PATRICK T. HACKETT
                                             ---------------------------------
                                             Name:  Patrick T. Hackett
                                             Title: General Partner



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